Exhibit 10.56

THIRD AMENDMENT TO THE TRUIST FINANCIAL CORPORATION PENSION PLAN (October 1, 2020 Restatement)

WHEREAS, the Truist Financial Corporation Pension Plan (the “Plan”), formerly named the BB&T Corporation Pension Plan, was originally adopted effective as of October 1, 1944;

WHEREAS, the Plan was most recently restated effective as of October 1, 2020;

WHEREAS, it is desired to permit CB Finance, Inc. to adopt the Plan as a Participating Employer, as defined in Section 1.30 of the Plan;

WHEREAS, Section 14 of the Plan provides that one or more additional employers may, by separate agreement, become Participating Employers in the Plan;

WHEREAS, effective July 1, 2023, CB Finance, Inc. has, pursuant to a Participating Employer Agreement executed in August 2023, adopted the Plan;

WHEREAS, under Section 7.2.1 of the Plan, an officer who is an Executive Manager of the Company has the authority to amend the Plan (1) if the financial impact on the Company of such amendment is below the Sarbanes Oxley materiality threshold as determined by the Company’s Chief Financial Officer (or officer with similar authority), and (2) to revise any Exhibits attached thereto; and

WHEREAS, it has been determined that the financial impact on the Company of the amendments to Section 6.1 and Section 8.1.4 is below the Sarbanes Oxley materiality threshold.

NOW, THEREFORE, BE IT RESOLVED, that, effective July 1, 2023, CB Finance, Inc. is a Participating Employer under the Plan.

BE IT FURTHER RESOLVED, that, effective July 1, 2023, Exhibit A of the Plan is hereby amended in its entirety in the form attached hereto.

BE IT FURTHER RESOLVED, that effective as of the date hereof, that the appropriate officers of the Company are hereby empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such instruments and documents, and each of them hereby is, authorized to take all further action and to execute and deliver such further instruments and documents, in the name of the Company, with such modifications not materially affecting their provisions as he or she may deem necessary or appropriate in order to fully carry out the intent and accomplish the purpose of the foregoing amendments.
[Signature on Next Page]

Executed on this 28     of     August        , 2023

TRUIST FINANCIAL CORPORATION
By: /s/ Ellen Fitzsimmons
Title: Chief Legal Officer and Head of Public
Affairs

Exhibit A

PARTICIPATING EMPLOYERS

AFCO Credit Corporation
AFCO Acceptance Corporation
Branch Banking and Trust Company
BB&T Collateral Service Corporation
BB&T Commercial Equipment Capital
BB&T Equipment Finance Corporation
BB&T Insurance Holdings, Inc.
BB&T Institutional Investment Advisors, Inc.
BB&T Insurance Holdings, Inc.
BB&T Insurance Services, Inc. (closed to employees hired or
rehired after December 31, 2017)
BB&T Investment Services, Inc. (closed to employees hired or rehired after December 31, 2017)(effective December 31, 2017, this entity was merged into BB&T Securities, Inc., which is not a
Participating Employer)
BB&T Leadership Institute (effective 1/1/2014)
BB&T Merchant Services, LLC
Grandbridge Real Estate Capital
BB&T Real Estate Funding
Prime Rate Premium Finance Corporation
Regional Acceptance Corporation
Sterling Capital Management, LLC
Truist Financial Corporation

The following shall be Participating Employers effective as of January 1,
2020:

GFO Advisory Services, LLC
SunTrust Delaware Trust Company
SunTrust Community Capital, LLC
SunTrust Advisory Services LLC
SunTrust Leasing Corporation
STI Institutional & Government, Inc.

CB Finance, Inc. shall be a Participating Employer effective as of July 1, 2023.

[Internal]
84